UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2019

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1175 Peachtree Street NE, 10th Floor

Atlanta, GA 30361

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:        (404) 446-2052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Streamline Health Solutions, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 29, 2019.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Director’s solicitation.  At the Annual Meeting, the Company’s stockholders voted upon three proposals.  The proposals are described in detail in the Company’s Proxy Statement.  A brief description and the final vote results for each proposal follow. The Company’s shares of common stock and preferred stock voted together as a single class.

1.  Election of five directors for terms expiring at the 2018 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Wyche T. “Tee” Green, III	9,208,904	201,517	10,690,684
Kenan H. Lucas	9,016,651	393,770	10,690,684
Jonathan R. Phillips	9,227,191	183,230	10,690,684
David W. Sides	9,215,904	194,517	10,690,684
Judith E. Starkey	9,235,816	174,605	10,690,684

As a result, each nominee was elected to serve as a director for a term expiring at the 2019 Annual Meeting of Stockholders.

2.  Approval of a non-binding advisory vote on the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
9,183,917	192,554	33,950	10,690,684

As a result, the resolution was approved.

3.  Ratification of the appointment of the firm of RSM US LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2018:

For	Against	Abstain	Broker Non-Votes
19,203,722	50,180	847,194	0

As a result, the proposal was approved.

Item 8.01.                                        Other Events.

On January 25, 2019, the Company received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) stating that because the Company’s shares had a closing bid price at or above $1.00 per share for a minimum of ten consecutive business days, the Company’s stock had regained compliance with the minimum bid price requirement of $1.00 per share for continued listing on the NASDAQ Capital Market, as set forth in NASDAQ Listing Rule 5550(a)(2), and that the matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: January 29, 2019	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer